EQUITY INDEX FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY INDEX FUNDS

SUPPLEMENT DATED MAY 29, 2012 TO PROSPECTUS DATED JULY 31, 2011

The following replaces the information under “FUND MANAGEMENT — Legal Proceedings” on page 30 of the Prospectus:

In December 2007, the Mid Cap Index Fund (the “Fund”), as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48/share of merger consideration. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al. (the “Creditor Trust Action”), was initiated on October 22, 2010, in the Supreme Court of the State of New York in the County of New York. The case was removed to federal court and referred to bankruptcy court on November 24, 2010. The Creditor Trust Action asserts causes of action for intentional and constructive fraudulent transfer under state law. Briefing of motions to dismiss was completed on April 15, 2011, and oral argument was held on May 12, 2011. However, the court did not schedule further argument and has not entered an Order on the motion to dismiss. A second amended complaint was filed in the Creditor Trust Action on December 19, 2011, which expanded the identification of defendants to approximately 2,700 persons and entities, and named the Fund anonymously as a defendant (due to prior court orders, the plaintiff is precluded from disclosing the identities of most recipients of merger consideration).

The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. A Holmes & H Holmes TTEE, et al. (the “Litigation Trust Action”), was initiated on December 23, 2010, in the U.S. Bankruptcy Court for the Southern District of New York. The Litigation Trust alleges causes of action for intentional fraudulent transfer pursuant to 11 U.S.C Sections 548(a)(1)(A) and 550 and constructive fraudulent transfer pursuant to 11 U.S.C Sections 548(a)(1)(B) and 550. The Litigation Trust amended the complaint on April 20, 2011. The Fund and other defendants moved to dismiss the complaint on April 7, 2011, briefing was completed on June 13, 2011, and oral argument occurred on July 12, 2011. At the July 12, 2011 hearing, the Litigation Trust voluntarily dismissed from the action its constructive fraudulent transfer claim under the U.S. Bankruptcy Code without prejudice to reinstate it. Accordingly, the intentional fraudulent transfer claim under the U.S. Bankruptcy Code is the only remaining claim in this action. The court subsequently entered an Order on October 6, 2011, which a) denied without prejudice the challenge to the Litigation Trust’s standing to pursue claims, and authorized discovery on this issue; b) confirmed the dismissal of the constructive fraudulent transfer claim; and c) stated that the other grounds for seeking dismissal remain under consideration, during which the obligation to answer the complaint remains tolled.

Both the Creditor Trust and Litigation Trust Actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger. The value of the proceeds received by the Fund was approximately $4,171,000. The Fund cannot predict the outcome of these proceedings. The Fund intends to defend vigorously the Creditor Trust and Litigation Trust Actions. The Fund is currently assessing the litigation and has not yet determined the potential effect, if any, on its net asset value.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	INDX SPT (5/12)

NORTHERN FUNDS PROSPECTUS